EXHIBIT 99.1

                  BION ENVIRONMENTAL TECHNOLOGIES, INC.






SUBSCRIPTION AGREEMENT


TO:     Bion Environmental Technologies, Inc.

Ladies and Gentlemen:

     1. Subscription for Shares/2008 Note. The undersigned, intending to be legally bound, hereby irrevocably applies to purchase from Bion Environmental Technologies, Inc. (the "Company"), a Colorado corporation:

     a)  the amount of shares of the Company's Common Stock (the
"Shares") of the Company indicated below at a price of $2.00 per share payable by exchange of: i) the Company's 2007 Series A Convertible Note (principal plus accrued interest through May 31, 2008) ('2007Note') and
ii) Brightcap Deferred Compensation Note (principal plus accrued interest through May 31, 2008) ('BC Note'), and

     b) the principal amount of the Company's 2008 Note (convertible at $2.00 per share until June 30, 2008)('2008 Note', form of which is attached hereto as Exhibit A) equal to Bright Capital, Ltd.'s accrued deferred compensation (through May 31, 2008) ('DC') (collectively the 2007 Note, BC Note and DC are the 'Obligations'). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described herein. This Subscription Agreement, including all amendments thereof and supplements, appendices and exhibits thereto, together with the Company's publicly available SEC filings (which the undersigned acknowledges it has reviewed and/or has had the opportunity to review) is herein referred to as the "Offering Document" or "Memorandum". Capitalized items not defined herein shall have the meaning given them in the Offering Document. The signature of the undersigned below constitutes the execution of this Subscription Agreement. (The Shares and 2008 Note are collectively the 'Securities').

     2.     Amount and Method of Payment and Closing.

      The undersigned either encloses herewith the documents representing the Obligations ("Purchase Price") for cancellation by the Company in order to purchase the Securities subscribed for hereunder or authorizes the Company to cancel the Obligations as 'paid in full' by execution of this Subscription Agreement. Payment of the Purchase Price is being made by delivery to the Company of the Obligations and/or authorization of cancellation of the Obligations as 'paid in full'.


     3. Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to and agrees with, the Company as follows:

     (a) The undersigned understands that an investment in the Securities is available only to "Accredited Investors" as defined in Regulation D. The undersigned represents and warrants to the Company, as the issuer of the securities being offered hereby, that he/she/it is an "Accredited Investor" because the undersigned comes within any one or more of the following categories (please initial each applicable category):

          i.   _____     Any bank as defined in section 3(a)(2) of the
Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          ii. _____     Any private business development company as
defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          iii. _____     Any organization described in section
501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          iv. __x___     Any director, executive officer, or general
partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          v.  __x___     Any natural person whose individual net worth,
or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          vi. __x___     Any natural person who had an individual
income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          vii. _____     Any trust, with total assets in excess of
$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

          viii. _x____     Any entity in which all of the equity owners
are accredited investors.

     (b) The undersigned understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended ("Act"), by virtue of Section 4(2) of the Act and/or the provisions of Regulation D promulgated thereunder and, in accordance therewith, and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:


          (i) The undersigned has received the Offering Document, has carefully reviewed it and the exhibits attached thereto and documents referenced therein, and understands and has relied on the information contained therein and information otherwise provided to the undersigned in writing by the Company relating to this investment. If the undersigned has received the Memorandum electronically, the undersigned hereby accepts receipt of the Memorandum electronically and has the ability to utilize the hyperlinks embedded therein;

          (ii) The undersigned understands and acknowledges that all documents, records and books pertaining to this investment
(including, without limitation, the Offering Document and the exhibits thereto) have been made available by the Company for inspection by the undersigned's attorney(s), accountant(s) and/or other advisors;

          (iii) The undersigned and/or the undersigned's advisor(s) have had a reasonable opportunity to review all publicly available information concerning the Company, including without limitation the Company's Form 10-SB, Form 10-QSB for the period ending March 31, 2008, and Form 10-KSB for the period ended June 30, 2007, and the "risk factors" and Financial Statements and related footnotes included therewith), ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the Company, and hereby acknowledge that all such questions have been answered to the full satisfaction of the undersigned;

          (iv) No oral or written representations have been made or oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the offering of the Securities, which were in any way inconsistent with the information stated in the Offering Document;

          (v) The undersigned is not subscribing for the Securities as a result of any advertisement, article, notice, press release or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally;

          (vi) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

          (vii) The undersigned has, or together with the undersigned's advisor(s) has, such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the offering of the Securities in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto;


          (viii) The undersigned is not relying on the Company with respect to the tax and other economic considerations of the undersigned relating to this investment. In regard to such considerations, the undersigned has relied on the advice of, or has consulted with, only the undersigned's own advisors;

          (ix) The undersigned is acquiring the Securities solely for the undersigned's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

          (x) The undersigned will not sell or otherwise transfer the Securities without registration under the Act or an exemption therefrom and fully understands and agrees that the undersigned must bear the economic risk of this purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available; and

          (xi) The undersigned understands that the Company is under no obligation to register the Securities on behalf of the undersigned or to assist the undersigned in complying with any exemption from registration under the Act, except as set forth in the Offering Documents.

     (c) The undersigned recognizes that an investment in the Securities involves a number of significant risks, including those set forth under the captions "RISK FACTORS" in the Memorandum and the Company's Form 10-KSB (for year ended June 30, 2007) and Form 10-SB.

     (d) If the undersigned is a corporation, partnership, trust or other entity, it is authorized and qualified to purchase the Securities, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

     (e) If the undersigned is a corporation, a partnership or a limited liability company, the person signing this Subscription Agreement on its behalf hereby represents and warrants that the information contained herein completed by any shareholders of such corporation, partners of such partnership or members or managers of such limited liability company is true and correct with respect to such shareholders, partners, members or managers (and if any such shareholder, partner, member or manager is itself a corporation, partnership or limited liability company, with respect to all persons having an interest in such corporation, partnership or limited liability company, whether directly or indirectly) and that the person signing this Subscription Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained herein.

     (f) The undersigned represents and warrants that it is the owner of the Obligations and has the authority to enter into this transaction using the Obligations as Purchase Price for the Securities.


     4. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and its affiliates and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

     5. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

     6. Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and delivered in person sent by facsimile transmission or sent by United States Certified, Registered or Express Mail, Federal Express or other private courier, postage prepaid, and return receipt requested in the event of delivery by mail. Notices shall be given when delivered personally, or when sent by facsimile transmission if sent during regular business hours of the recipient and if not, on the next following business day or if mailed, at midnight on the third business day after the date of mailing or if sent by Federal Express or by other private courier on the next following business day.

     7. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     8. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

     9.     Severability.  Each provision of this Subscription
Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     10. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned except as may be provided herein.

     11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that state executing contracts wholly to be performed in that state.

     12. Principal Amount of Securities Subscribed For. (to be completed by subscriber):

Number of Shares subscribed for:
  a)  243,984 Shares for 2007 Note
  b)  290,160 Shares for BC Note
  c)  $350,000 principal amount of 2008 Note for DC

Purchase Price of Shares subscribed for:
  a) $487,967.43 from 2007 Note
  b)  $580,318.49 from BC Note
  c)  $350,000.00 from DC



  a)     Bright Capital Limited Defined Benefit Pension Plan
  b)     Bright Capital Limited Defined Benefit Pension Plan
  c)     Bright  Capital Limited

Name(s) in which the Shares are to be registered

64 Village Hill Drive
Street Address

Dix Hills, New York 11746
City, State and Zip Code

______________________________________
Telephone

______________________________________
E-Mail Address

_______-_____-_______  and  _______-_____-_______
Tax ID Number(s) of Subscriber(s)

Broker/Advisor Name: __________________________________________

Form of joint ownership (if applicable):

Community              ___________
Tenants-in-Common      ___________
Joint Tenants          ___________

     If the Securities hereby subscribed for are to be owned by more than one person in any manner, the undersigned understands and agrees that all of the co-owners of such Securities must sign this Subscription Agreement in order for this subscription to be accepted.

     IN WITNESS WHEREOF, the undersigned represent(s) that the foregoing statements are true and correct and that he/she has (they have) executed this Subscription Agreement this _________ day of May, 2008.


___________________________________     _______________________________
Please Print Name                       Signature of Subscriber

___________________________________     _______________________________
Please Print Name                       Signature of Co-Owner


Reviewed and Accepted:

___________________________________     _______________________________
Please Print Name                       Signature of Authorized
Representative

___________________________________     _______________________________
Date                                    Title